GUARANTY AGREEMENT

         WHEREAS, PRIME REFRACTIVE MANAGEMENT, L.L.C., a Delaware limited liability company ("Borrower"), has entered into a Loan Agreement of even date herewith with certain banks and other lending institutions which are or may from time to time become signatories thereto, BANKBOSTON, N.A., a national banking association, as documentation agent for itself and the other Lenders, BANK OF AMERICA, N.A. ("B of A"), a national banking association, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), pursuant to which the Lenders have agreed to make an advancing term loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Fourteen Million and 00/100 Dollars at any time outstanding ($14,000,000.00) (such Loan Agreement, as may be amended, extended, restated, supplemented or modified from time to time, the "Loan Agreement"); terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein; and

         WHEREAS, the Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery by Guarantors (hereinafter defined) of this Guaranty Agreement (this "Guaranty");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned (individually, a "Guarantor" and collectively, the "Guarantors"), hereby jointly and severally, irrevocably and unconditionally guarantees to the Agents, and to the Lenders, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

         1 . The term "Guaranteed Indebtedness", as used herein means all of the Obligations and shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

         2. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness and termination of the Commitments. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against any Agent, any Lender or any other party, or which any Guarantor may have against Borrower or any other party (other than the Agents or any Lender), shall be available to, or shall be asserted by, any Guarantor against any Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. Notwithstanding any contrary provision, it is the intention of each Guarantor, Lenders, and Agents that the amount of the Guaranteed Indebtedness guaranteed by each Guarantor by this Guaranty shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, the amount of the Guaranteed Indebtedness guaranteed by any Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         4. If any Guarantor becomes liable for any indebtedness owing by Borrower to any Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agents and the Lenders hereunder shall be cumulative of any and all other rights that the Agents and the Lenders may ever have against such Guarantor. The exercise by the Agents or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors shall promptly pay the amount due thereon to the Administrative Agent, for the benefit of the Lenders, upon demand in lawful currency of the United States of America and it shall not be necessary for the Administrative Agent, in order to enforce such payment by Guarantors, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantors hereunder forthwith on demand by the Administrative Agent.

         7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of such Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the sale, release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of Borrower or any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, settlement, or compromise that may be granted or given by any Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) the subordination of the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness, or liabilities which may be due or become due to any of the Agents, any of the Lenders or others; (g) the application of any deposit balance, fund, payment, collections through process of law or otherwise, or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Agents or any of the Lenders, if any, not guaranteed under this Guaranty; (h) the application of any sums paid to any of the Agents or any of the Lenders by any Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, Borrower or others to the Guaranteed Indebtedness in such order and manner as any Agent may determine in accordance with the Loan Agreement; (i) any neglect, delay, omission, failure, or refusal of any Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (j) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (k) any payment by Borrower or any other party to any Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (l) the settlement or compromise of any of the Guaranteed Indebtedness; (m) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (n) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (o) the failure of any Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (p) any change in the corporate existence, structure, or ownership of Borrower; (q) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower; (r) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (s) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (t) the officers creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

     8. Each Guarantor hereby represents and warrants to the Agents and the Lenders the following:

               (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, each Guarantor.

               (b) Each Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness. However, no Guarantor is relying on such financial condition or collateral as an inducement to enter into this Guaranty.

                  (c) Each Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and no Guarantor is relying on the Agents or the Lenders to provide such information to any Guarantor either now or in the future.

                  (d) Each Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by such Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by each Guarantor contemporaneously herewith do not and will not violate
         (i) any agreement or  instrument to which any Guarantor is a party,  or
         (ii) any law, rule, regulation, or order of any Governmental Authority to which any Guarantor is subject.

                  (e) Neither the Agents, the Lenders, nor any other party has made any representation, warranty, or statement to any Guarantor in order to induce any Guarantor to execute this Guaranty.

                  (f) The financial statements and other financial information regarding Guarantors heretofore and hereafter delivered to any Agent or any Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantors as of the dates thereof, and no material adverse change has occurred in the financial condition of any Guarantor as reflected in those financial disclosures.

                  (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) each Guarantor is and will be Solvent (to the extent necessary, taking into account any rights of contribution, reimbursement and subrogation), (ii) the fair saleable value of each Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) each Guarantor is and will continue to be able to pay its debts as they mature, and (iv) each Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

               (h) All representations and warranties about each Guarantor made in the Loan Agreement are true and correct.

         9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any Commitment under the Loan Agreement:

                  (a) No Guarantor shall, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

                  (b) Each Guarantor shall promptly furnish to the Administrative Agent at any time and from time to time such financial statements and other financial information as the Administrative Agent may require, in form and substance satisfactory to the Administrative Agent.

                  (c) Each Guarantor shall comply with all terms and provisions of the Loan Documents that apply to such Guarantor.

                  (d) Each Guarantor shall promptly inform the Administrative Agent of (i) any litigation or governmental investigation against such Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of such Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

         10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the benefit of the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative Agent and the Lenders against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

                  (b) Each  Guarantor  agrees  that any and all liens,  security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Administrative Agent presently exist or are hereafter created or attached. Without the prior written consent of the Lenders, no Guarantor shall (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of Borrower.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent and the Lenders may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion.

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         11. Each Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by the Administrative Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Indebtedness or require suit against Borrower or others, whether arising under ss. 34.02 of the Texas
Business and Commerce Code, as amended (regarding its right to require Administrative Agent or Lenders to sue Borrower on accrued right of action following its written notice to Administrative Agent or Lenders), ss. 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Administrative Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

         12. In addition to any other waivers, agreements and covenants of Guarantors set forth herein, each Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of the Administrative Agent, its directors, officers, employees, representatives or agents in connection with the Administrative Agent's administration of the Guaranteed Indebtedness, except for the Administrative Agent's willful misconduct and gross negligence.

         13. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by any Agent or any Lender upon the insolvency, bankruptcy, or reorganization of Borrower, any Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

         14. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantors), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         15. This Guaranty is for the benefit of the Agents and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantors, but on each Guarantor's successors and assigns.

         16. Each Guarantor recognizes that the Agents and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agents and the Lenders in entering into the Loan Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

         17. This Guaranty is a Loan Document and, therefore, this Guaranty is subject to the applicable provisions of the Loan Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions in favor of the Lenders in the Loan Agreement.

         18. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting
(a) Borrower's ability to perform under the Loan Agreement and the other Loan Documents to which it is a party or (b) any collateral securing all or any part of the Guaranteed Indebtedness.

         19. In the event that any Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the signature page of this Guaranty, five days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         20. No delay on the part of the Administrative Agent in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by the appropriate parties in accordance with the Loan Agreement, and then only in the specific instance and for the purpose given.

     21. Nothing contained herein shall be construed as an obligation on the part of the Agents or the Lenders to extend or continue to extend credit to Borrower.

         22. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, each Guarantor and the Administrative Agent by its acceptance hereof agree that no Guarantor shall ever be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantors, the Agents, and the Lenders to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantors, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         23. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION CONSUMMATED AND PERFORMABLE IN TRAVIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         24. Each Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by the Agents or any Lender in connection with the enforcement or collection of this Guaranty.

         25. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTORS, THE AGENTS AND THE LENDERS WITH RESPECT TO GUARANTORS' GUARANTY OF THE GUARANTEED INDEBTEDNESS AND RESTATES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTORS, THE AGENTS AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN ANY GUARANTOR, THE AGENTS OR THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG GUARANTORS, THE AGENTS AND THE LENDERS.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.]

         EXECUTED as of the 31st day of January, 2000.

                                                     GUARANTORS:
                                                     ----------

                                         PROSTATHERAPIES, INC.,
                                         a Delaware corporation
                                         LITHOTRIPTORS, INC.,
                                         a North Carolina corporation
                                         FASTSTART, INC.,
                                         a North Carolina corporation
                                         NATIONAL LITHOTRIPTORS ASSOCIATION,
                                         a North Carolina corporation
                                         R.R. LITHO, INC.,
                                         a Delaware corporation
                                         OHIO LITHO, INC.,
                                         a Delaware corporation
                                         MEDTECH INVESTMENT, INC.,
                                         a North Carolina corporation
                                         PRIME MEDICAL OPERATING, INC.,
                                         a Delaware corporation
                                         PRIME MANAGEMENT, INC.,
                                         a Nevada corporation
                                         PRIME LITHOTRIPTER OPERATIONS, INC.,
                                         a New York corporation
                                         PRIME DIAGNOSTIC SERVICES, INC.,
                                         a Delaware corporation
                                         PRIME LITHOTRIPSY SERVICES, INC.,
                                         a New York corporation
                                         PRIME DIAGNOSTIC CORP. OF FLORIDA,
                                         a Delaware corporation
                                         SUN MEDICAL TECHNOLOGIES, INC.,
                                         a California corporation
                                         PRIME PRACTICE MANAGEMENT, INC.,
                                         a New York corporation
                                         PRIME CARDIAC REHABILITATION SERVICES,
                                         INC., a Delaware corporation
                                         ALABAMA RENAL STONE INSTITUTE, INC.,
                                         an Alabama corporation
                                         PRIME KIDNEY STONE TREATMENT, INC.,
                                         a New Jersey corporation
                                         SUN ACQUISITION, INC.,
                                         a California corporation
                                         EXECUTIVE MEDICAL ENTERPRISES, INC.,
                                         a Delaware corporation

                        PRIME RVC, INC.,
                        a Delaware corporation

                           By: /s/ Teena E. Belcik
                                 Teena E. Belcik
                                 Treasurer

                         PRIME MEDICAL MANAGEMENT, L.P.,
                         a Delaware limited partnership

                           By:   Prime Medical Operating, Inc.,
                                 a Delaware corporation, its
                                 General Partner

                           By: /s/ Teena E. Belcik
                                 Teena E. Belcik
                                 Treasurer

                         PRIME REFRACTIVE, L.L.C.


                           By: /s/ Teena E. Belcik
                                 Teena E. Belcik
                                 Treasurer

                           Address for Notices:
                           1301 Capital of Texas Highway
                           Suite C-300
                           Austin, Texas 78746
                           Attn: President
                           Fax Number:  (512) 328-8510
                           Telephone Number:  (512) 328-2892

                               GUARANTY AGREEMENT

         WHEREAS, PRIME REFRACTIVE MANAGEMENT, L.L.C., a Delaware limited liability company ("Borrower"), has entered into a Loan Agreement of even date herewith with certain banks and other lending institutions which are or may from time to time become signatories thereto, BANKBOSTON, N.A., a national banking association, as documentation agent for itself and the other Lenders, BANK OF AMERICA, N.A. ("B of A"), a national banking association, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), pursuant to which the Lenders have agreed to make an advancing term loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00) (such Loan Agreement, as may be amended, extended, restated, supplemented or modified from time to time, the "Loan Agreement"); terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein; and

         WHEREAS,  the Agents and the Lenders have conditioned their obligations
under  the  Loan   Agreement  upon  the  execution  and  delivery  by  Guarantor
(hereinafter defined) of this Guaranty Agreement (this "Guaranty");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned ("Guarantor"), hereby irrevocably and unconditionally guarantees to the Agents, and to the Lenders, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

         1 . The term "Guaranteed Indebtedness", as used herein means all of the Obligations and shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

         2. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness and termination of the Commitments. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against any Agent, any Lender or any other party, or which Guarantor may have against Borrower or any other party (other than the Agents or any Lender), shall be available to, or shall be asserted by, Guarantor against any Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. Notwithstanding any contrary provision, it is the intention of Guarantor, Lenders, and Agents that the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         4. If Guarantor becomes liable for any indebtedness owing by Borrower to any Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agents and the Lenders hereunder shall be cumulative of any and all other rights that the Agents and the Lenders may ever have against Guarantor. The exercise by the Agents or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to the Administrative Agent, for the benefit of the Lenders, upon demand in lawful currency of the United States of America and it shall not be necessary for the Administrative Agent, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by the Administrative Agent.

         7. Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the sale, release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of Borrower or any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, settlement, or compromise that may be granted or given by any Agent or any Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) the subordination of the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness, or liabilities which may be due or become due to any of the Agents, any of the Lenders or others; (g) the application of any deposit balance, fund, payment, collections through process of law or otherwise, or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Agents or any of the Lenders, if any, not guaranteed under this Guaranty; (h) the application of any sums paid to any of the Agents or any of the Lenders by Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, Borrower or others to the Guaranteed Indebtedness in such order and manner as any Agent may determine in accordance with the Loan Agreement; (i) any neglect, delay, omission, failure, or refusal of any Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(j) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (k) any payment by Borrower or any other party to any Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (l) the settlement or compromise of any of the Guaranteed Indebtedness; (m) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (n) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (o) the failure of any Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (p) any change in the corporate existence, structure, or ownership of Borrower; (q) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower; (r) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (s) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (t) the officers creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

     8. Guarantor hereby represents and warrants to the Agents and the Lenders the following:

               (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor.

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness. However, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty.

                  (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and Guarantor is not relying on the Agents or the Lenders to provide such information to Guarantor either now or in the future.

                  (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by such Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, or (ii) any law, rule, regulation, or order of any Governmental Authority to which Guarantor is subject.

                  (e) Neither the Agents, the Lenders, nor any other party has made any representation, warranty, or statement to Guarantor in order to induce any Guarantor to execute this Guaranty.

                  (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to any Agent or any Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor as reflected in those financial disclosures.

                  (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be Solvent (to the extent necessary, taking into account any rights of contribution, reimbursement and subrogation), (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

               (h) All representations and warranties about Guarantor made in the Loan Agreement are true and correct.

         9. Guarantor hereby represents and warrants to the Agents and the Lenders that (for purposes of Sections 9 and 10, all capitalized terms not otherwise defined shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement dated the date hereof (the "Prime Agreement") among Guarantor, B of A, as administrative agent, BankBoston, N.A., as documentation agent, and the lenders from time to time defined therein; provided, that the terms "Loan Documents", "Obligations", "Agents", "Lenders", "Guarantors",
"Administrative       Agent",       "Agent",       "Collateral",       "Guaranty
Agreement","Commitment", shall have the meaning assigned thereto in the Loan Agreement):

         9.1      Existence.

         (a) Corporate Existence. Each of the Companies (other than the Excepted Subsidiaries and the Partnerships): (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary. Each Company (other than the Excepted Subsidiaries) has the corporate power and authority to execute, deliver, and perform its obligations under this Guaranty Agreement and the other Loan Documents to which it is or may become a party.

         (b) Partnership Existence. Each of the Partnerships: (a) is a general partnership, limited partnership or limited liability company, as appropriate, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation; (b) has all requisite partnership power and authority or company power and authority, as appropriate, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary.

         9.2 Financial Statements. Guarantor has delivered to the Administrative Agent audited consolidated financial statements of the Companies as of and for the fiscal year ended December 31, 1998, and unaudited consolidated financial statements of Guarantor for the nine (9) month period ended September 30, 1999. Such financial statements have been prepared in accordance with GAAP, and fairly present, on a consolidated basis, the financial condition of the Companies and Litho and the Partnerships, as appropriate, as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has been no material adverse change in the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary since the effective date of the most recent financial statements referred to in this Section.

     9.3 Corporate Action: No Breach. The execution, delivery, and performance by each Company of the Loan Documents to which such Company is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action (or, if such Company is a partnership, then partnership action) on the part of such Company and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of such Company (or, if such Company is a partnership, then the partnership agreement of such Company), (ii) any material applicable law, rule, or regulation or any material order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which such Company is a party or by which such Company or any of its property is bound or subject (other than agreements and instruments relating to Debt which will be paid off with the proceeds of the initial Advance), or (b) constitute a material default under any such agreement or instrument (other than agreements and instruments relating to Debt which will be paid off with the proceeds of the initial Advance), or result in the creation or imposition of any Lien (except as provided in Article V of the Prime Agreement) upon any of the revenues or assets of any of the Companies.

         9.4 Operation of Business. Each of the Companies (other than the Excepted Subsidiaries) possesses all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted. None of the Companies is in violation of any valid rights of others with respect to any of the foregoing (except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary).

         9.5 Litigation and Judgments. As of the date hereof, except as disclosed on Schedule 7.5 to the Prime Agreement, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of Guarantor, threatened against or affecting any of the Companies, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary or the ability of Guarantor to pay and perform the Obligations. There are no outstanding judgments against any Company.

         9.6 Rights in Properties; Liens. Each of the Companies has good and indefeasible title to or valid leasehold interests in their respective material properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 9.2, and none of the properties, assets, or leasehold interests of any Company is subject to any Lien, except as permitted by Section 9.2 of the Prime Agreement.

         9.7 Enforceability. This Guaranty Agreement constitutes, and the other Loan Documents to which Guarantor is a party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights. The Loan Documents to which each other Company is a party, when delivered, shall constitute the legal, valid, and binding obligations of such Company, enforceable against such Company in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         9.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by Guarantor or any Company of this Guaranty Agreement and the other Loan Documents to which Guarantor or any Company is or may become a party or for the validity or enforceability thereof.

     9.9 Debt. As of the date hereof, the Companies have no Debt, except as disclosed on Schedule 7.9 to the Prime Agreement.

         9.10 Taxes. The Companies (other than the Excepted Subsidiaries) have filed or extended all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than certain state tax returns required to be filed on or before the date hereof. Except as previously disclosed to the Administrative Agent in writing, no Company knows of any pending investigation of any of them by any taxing authority or of any pending but unassessed tax liability of any of them, except relating to the Excepted Subsidiaries.

         9.11 Use of Proceeds; Margin Securities. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal
Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, except for purchases of Guarantor's capital stock permitted by Section 9.4 of the Prime Agreement.

         9.12 ERISA. The Companies are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. None of the Companies nor any ERISA Affiliate has completely or partially withdrawn from a Multi-employer Plan. The Companies and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation, date of the Plan and in accordance with ERISA. None of the Companies nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         9.13 Disclosure. All factual information (taken as a whole) furnished by or on behalf of Guarantor in writing to any Agent or any Lender (including, without limitation, all factual information contained in the Loan Documents) for purposes of or in connection with this Guaranty Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Guarantor in writing will be, true and accurate in all material respects on the date as of which such factual information is dated or certified and is not (and such factual information (taken as a whole) hereafter furnished will not be) incomplete by omitting to state any facts necessary to make such factual information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such factual information was provided.

         9.14 Subsidiaries; Partnerships. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of Guarantor, and as of the date hereof, together with the Partnerships listed on Schedule 3 to the Prime Agreement, constitute all of the Subsidiaries of Guarantor. Schedule 7.14.1 to the Prime Agreement, as the same may be amended from time to time to reflect transactions permitted by this Agreement, sets forth the outstanding shares of capital stock (or other ownership interests) and the name of each shareholder of each of the Subsidiaries of Guarantor. All of the outstanding capital stock of Guarantor and each of its Subsidiaries has been validly issued, is fully paid, and is nonassessable. Schedule 7.14.2 to the Prime Agreement, as the same may be amended from time to time to reflect transactions permitted by this Guaranty Agreement, sets forth the outstanding partnership interests of the Partnerships owned by each of the Companies.

         9.15 Agreements. Except for the Senior Subordinated Indenture, the Senior Subordinated Notes, and as set forth on Schedule 7.15 to the Prime Agreement, none of the Companies is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary or the ability of Guarantor or any Guarantor to pay and perform its obligations under the Loan Documents to which it is a party. None of the Companies is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which default, in the aggregate with all such other defaults, would have a material adverse affect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary.

         9.16  Compliance with Legal Requirements; Governmental Authorizations.

         (a) Except for the Excepted  Subsidiaries  and as set forth in Schedule
7.16.1 to the Prime Agreement: (i) each Company is in compliance in all material respects with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets; and (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance which could constitute a violation of, or failure to comply with, any Legal Requirement.

         (b) Except for the Excepted  Subsidiaries  and as set forth in Schedule
7.16 to the Prime Agreement: (i) each Company is in material compliance with all of the terms and requirements of each Governmental Authorization held by such Company; (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of, any event or circumstance which could constitute a violation of, or failure to comply with, any term or requirement of any Governmental Authorization, or of any actual or potential revocation, withdrawal, cancellation or termination of, or material modification to, any Governmental Authorization; (iii) all applications required to have been filed for the renewal of any required Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Authorities; (iv) all Governmental Authorizations of the Companies are transferable to the Companies; (v) upon consummation of the transactions contemplated hereby, the Companies will lawfully hold all such Governmental Authorizations; and (vi) none of such Governmental Authorizations will terminate upon consummation of the transactions contemplated hereby. Except for the Excepted Subsidiaries and as set forth on Schedule 7.16 to the Prime Agreement, each of the Companies possesses the necessary Governmental Authorizations (i) necessary to permit each Company to lawfully conduct and operate its respective business in the manner it currently conducts and operates such business and to permit such Company to own and use its assets in the manner in which it currently owns and uses such assets, and (ii) necessary to permit each Company, upon the consummation of the transactions contemplated hereby, to lawfully conduct and operate its business and to permit each Company to own and use its assets, where the failure to have such Governmental Authorization would have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary.

     9.17 Investment Company Act. No Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         9.18 Public Utility Holding Company Act. No Company is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     9.19 Environmental Matters. Except as disclosed on Schedule 7.19 to the Prime Agreement, as the same may be amended from time to time, hereto:

         (a) Each of the Companies and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. No Company is aware of, nor have any of them received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the material compliance or continued material compliance of any Company with all material Environmental Laws; and

         (b) The Companies have obtained all material permits, licenses and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and each Company is in compliance is all material respects with all of the terms and conditions of such permits.

         9.20 Year 2000 Compliance. Guarantor represents that it is aware of the possible impact of the year 2000 problem (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) upon its computer applications and on-going business. Borrower represents that any corrective action necessary will be taken and that the year 2000 problem will not result in a material adverse change in the Companies' business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Obligations.

         10. Guarantor agrees to deliver to Administrative Agent each of the items described in Section 8.1 of the Prime Agreement on the same dates required by the Prime Agreement. In addition, Guarantor will perform and observe each of the following positive covenants so long as the Obligations or any part thereof are outstanding or any Lender has any Commitment under the Loan Agreement:

         10.1 Maintenance of Existence; Conduct of Business. Guarantor will preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. Guarantor will cause each of its Subsidiaries other than the Excepted Subsidiaries, to preserve and maintain its corporate, partnership or other similar existence and all of its leases, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business, except, in each case, where failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary. Guarantor will conduct, and will cause each of its Subsidiaries to conduct, its business in an orderly and efficient manner in accordance with good business practices.

         10.2 Maintenance of Properties. Guarantor will maintain, keep, and preserve, and cause each of its Subsidiaries to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, except, in each case, as permitted by Section 9.8 of the Prime Agreement or 9.9 of the Prime Agreement or where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary.

         10.3 Taxes and Claims. Guarantor will pay or discharge, and will cause each of its Subsidiaries other than the Excepted Subsidiaries, to pay or discharge, at or before maturity or before becoming delinquent (a) all material taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its material property, and (b) all material lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that no Company shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

         10.4 Insurance. Guarantor will maintain, and will cause each of its Subsidiaries to maintain (except in the case of the Partnerships, in which case Guarantor shall maintain for the Partnerships), insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Companies operate, consistent with past practices of the Companies and to the extent available on commercially reasonable terms, provided that in any event Guarantor will maintain and cause each of its Subsidiaries (except in the case of the Partnerships, in which case Guarantor shall maintain for the Partnerships) to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, professional liability insurance, and business interruption insurance reasonably satisfactory to the Lenders. Each insurance policy covering Collateral shall name the Administrative Agent as loss payee, for the benefit of the Lenders, as its interests may appear and shall provide that such policy will not be canceled or reduced without thirty (30) days' prior written notice to the Administrative Agent. Guarantor will annually provide the Administrative Agent with all certificates of insurance evidencing all policies of insurance of Guarantor and its Subsidiaries.

         10.5 Inspection Rights. At any reasonable time and from time to time after reasonable notice to Guarantor, Guarantor will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent and each Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, and independent certified public accountants. Prior to removing any such copies or extracts from a Company's premises, such Company's representatives shall be provided a reasonable opportunity to review such information and mark or identify it as "confidential" or "confidential information" as reasonably deemed appropriate by such Company.

         10.6 Keeping Books and Records. Guarantor will maintain, and will cause each of its Subsidiaries to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         10.7 Compliance with Laws. Guarantor will comply, and will cause each of its Subsidiaries to comply, in all material respects with all material applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         10.8 Compliance with Agreements. Guarantor will comply, and will cause each of its Subsidiaries to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business, except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Guarantor, or any Material Subsidiary.

         10.9 Further Assurances. Guarantor will (a), and will cause each of its Subsidiaries (other than the Partnerships) to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Guaranty Agreement and the other Loan Documents and, (b) and will cause each of its Subsidiaries (including the Partnerships) to, create, preserve, and perfect the Liens of the Administrative Agent, for the benefit of the Lenders, in the Collateral.

         10.10 ERISA. Guarantor will comply, and will cause each of its Subsidiaries to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

         10.11 Information Relating to Proposed Acquisitions. Guarantor will use its best efforts to keep the Administrative Agent and the Lenders informed of the relevant information and status of and will share with the Administrative Agent and the Lenders and provide copies to the extent possible, of all material due diligence information relating to any proposed Permitted Refractive Acquisition with respect to which Guarantor or any Subsidiary enters into a letter of intent or acquisition agreement, during the term of this Guaranty Agreement.

     11. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any Commitment under the Loan Agreement:

                  (a) No Guarantor shall, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

                  (b) Each Guarantor shall promptly furnish to the Administrative Agent at any time and from time to time such financial statements and other financial information as the Administrative Agent may require, in form and substance satisfactory to the Administrative Agent.

                  (c) Each Guarantor shall comply with all terms and provisions of the Loan Documents that apply to such Guarantor.

                  (d) Each Guarantor shall promptly inform the Administrative Agent of (i) any litigation or governmental investigation against such Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of such Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

         12. (a) Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the benefit of the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent without affecting the liability of Guarantor under this Guaranty and may be applied by the Administrative Agent and the Lenders against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion. Upon the request of the Administrative Agent, Guarantor shall execute, deliver, and endorse to the Administrative Agent such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Guarantor thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

                  (b)  Guarantor  agrees  that  any  and  all  liens,   security
interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or the Administrative Agent presently exist or are hereafter created or attached. Without the prior written consent of the Lenders, Guarantor shall not (i) file suit against Guarantor or exercise or enforce any other creditor's right it may have against Guarantor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Guarantor as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent and the Lenders may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion.

                  (d) Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         13. Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by the Administrative Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Indebtedness or require suit against Guarantor or others, whether arising under ss. 34.02 of the Texas Business and Commerce Code, as amended (regarding its right to require Administrative Agent or Lenders to sue Guarantor on accrued right of action following its written notice to Administrative Agent or Lenders), ss. 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Guarantor, but precluding entry of judgment against it before entry of judgment against Guarantor), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Administrative Agent or Lenders to join Guarantor in any suit against it unless judgment has been previously entered against Guarantor), or otherwise.

         14. In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of the Administrative Agent, its directors, officers, employees, representatives or agents in connection with the Administrative Agent's administration of the Guaranteed Indebtedness, except for the Administrative Agent's willful misconduct and gross negligence.

         15. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by any Agent or any Lender upon the insolvency, bankruptcy, or reorganization of Guarantor,
Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

         16. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Guarantor or others (including Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against the Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         17. This Guaranty is for the benefit of the Agents and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor's successors and assigns.

         18. Guarantor recognizes that the Agents and the Lenders are relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Guarantor under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agents and the Lenders in entering into the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

         19. This Guaranty is a Loan Document and, therefore, this Guaranty is subject to the applicable provisions of the Loan Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Moreover, Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions in favor of the Lenders in the Loan Agreement.

         20. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Guarantor and any circumstances affecting (a) Guarantor's ability to perform under the Loan Agreement and the other Loan Documents to which it is a party or (b) any collateral securing all or any part of the Guaranteed Indebtedness.

         21. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the signature page of this Guaranty, five days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         22. No delay on the part of the Administrative Agent in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by the appropriate parties in accordance with the Loan Agreement, and then only in the specific instance and for the purpose given.

     23. Nothing contained herein shall be construed as an obligation on the part of the Agents or the Lenders to extend or continue to extend credit to Guarantor.

         24. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and the Administrative Agent by its acceptance hereof agree that no Guarantor shall ever be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor, the Agents, and the Lenders to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         25. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION CONSUMMATED AND PERFORMABLE IN TRAVIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         26. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by the Agents or any Lender in connection with the enforcement or collection of this Guaranty.

         27. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR, THE AGENTS AND THE LENDERS WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND RESTATES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR, THE AGENTS AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR, THE AGENTS OR THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG GUARANTOR, THE AGENTS AND THE LENDERS.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.]

         EXECUTED as of the 31st day of January, 2000.

                                                    GUARANTOR:
                                                    ---------

                                                    PRIME MEDICAL SERVICES, INC.
                                                    a Delaware corporation

                            By: /s/ Teena E. Belcik
                                 Teena E. Belcik

                                 Vice President-Treasurer

                                                  Address for Notices:

                                               1301 Capital of Texas Highway
                                               Suite C-300
                                               Austin, Texas 78746
                                               Attn: Treasurer
                                               Fax Number:  (512) 328-8510
                                               Telephone Number:  (512) 328-4554

                               GUARANTY AGREEMENT

         WHEREAS, PRIME MEDICAL SERVICES, INC., a Delaware corporation ("Borrower"), has entered into a Fourth Amended and Restated Loan Agreement of even date herewith with certain banks and other lending institutions which are or may from time to time become signatories thereto, BANKBOSTON, N.A., a national banking association, as documentation agent for itself and the other Lenders, BANK OF AMERICA, N.A. ("B of A"), a national banking association, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), pursuant to which the Lenders have agreed to make a revolving credit loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Eighty-Six Million and 00/100 Dollars at any time outstanding ($86,000,000.00) (such Fourth Amended and Restated Loan Agreement, as may be amended, extended, restated, supplemented or modified from time to time, the "Loan Agreement"); terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein; and

         WHEREAS, the Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery by Guarantors (hereinafter defined) of this Guaranty Agreement (this "Guaranty");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned (individually, a "Guarantor" and collectively, the "Guarantors"), hereby jointly and severally, irrevocably and unconditionally guarantees to the Agents, and to the Lenders, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

         1 . The term "Guaranteed Indebtedness", as used herein means all of the Obligations and shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

         2. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness and termination of the Commitments. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against any Agent, any Lender or any other party, or which any Guarantor may have against Borrower or any other party (other than the Agents or any Lender), shall be available to, or shall be asserted by, any Guarantor against any Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. Notwithstanding any contrary provision, it is the intention of each Guarantor, Lenders, and Agents that the amount of the Guaranteed Indebtedness guaranteed by each Guarantor by this Guaranty shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, the amount of the Guaranteed Indebtedness guaranteed by any Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         4. If any Guarantor becomes liable for any indebtedness owing by Borrower to any Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agents and the Lenders hereunder shall be cumulative of any and all other rights that the Agents and the Lenders may ever have against such Guarantor. The exercise by the Agents or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors shall promptly pay the amount due thereon to the Administrative Agent, for the benefit of the Lenders, upon demand in lawful currency of the United States of America and it shall not be necessary for the Administrative Agent, in order to enforce such payment by Guarantors, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantors hereunder forthwith on demand by the Administrative Agent.

         7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of such Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the sale, release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of Borrower or any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, settlement, or compromise that may be granted or given by any Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) the subordination of the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness, or liabilities which may be due or become due to any of the Agents, any of the Lenders or others; (g) the application of any deposit balance, fund, payment, collections through process of law or otherwise, or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Agents or any of the Lenders, if any, not guaranteed under this Guaranty; (h) the application of any sums paid to any of the Agents or any of the Lenders by any Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, Borrower or others to the Guaranteed Indebtedness in such order and manner as any Agent may determine in accordance with the Loan Agreement; (i) any neglect, delay, omission, failure, or refusal of any Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (j) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (k) any payment by Borrower or any other party to any Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (l) the settlement or compromise of any of the Guaranteed Indebtedness; (m) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (n) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (o) the failure of any Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (p) any change in the corporate existence, structure, or ownership of Borrower; (q) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower; (r) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (s) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (t) the officers creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

     8. Each Guarantor hereby represents and warrants to the Agents and the Lenders the following:

               (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, each Guarantor.

               (b) Each Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness. However, no Guarantor is relying on such financial condition or collateral as an inducement to enter into this Guaranty.

                  (c) Each Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and no Guarantor is relying on the Agents or the Lenders to provide such information to any Guarantor either now or in the future.

                  (d) Each Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by such Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by each Guarantor contemporaneously herewith do not and will not violate
         (i) any agreement or  instrument to which any Guarantor is a party,  or
         (ii) any law, rule, regulation, or order of any Governmental Authority to which any Guarantor is subject.

                  (e) Neither the Agents, the Lenders, nor any other party has made any representation, warranty, or statement to any Guarantor in order to induce any Guarantor to execute this Guaranty.

                  (f) The financial statements and other financial information regarding Guarantors heretofore and hereafter delivered to any Agent or any Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantors as of the dates thereof, and no material adverse change has occurred in the financial condition of any Guarantor as reflected in those financial disclosures.

                  (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) each Guarantor is and will be Solvent (to the extent necessary, taking into account any rights of contribution, reimbursement and subrogation), (ii) the fair saleable value of each Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) each Guarantor is and will continue to be able to pay its debts as they mature, and (iv) each Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

               (h) All representations and warranties about each Guarantor made in the Loan Agreement are true and correct.

         9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any Commitment under the Loan Agreement:

                  (a) No Guarantor shall, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

                  (b) Each Guarantor shall promptly furnish to the Administrative Agent at any time and from time to time such financial statements and other financial information as the Administrative Agent may require, in form and substance satisfactory to the Administrative Agent.

                  (c) Each Guarantor shall comply with all terms and provisions of the Loan Documents that apply to such Guarantor.

                  (d) Each Guarantor shall promptly inform the Administrative Agent of (i) any litigation or governmental investigation against such Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of such Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

         10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the benefit of the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative Agent and the Lenders against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

                  (b) Each  Guarantor  agrees  that any and all liens,  security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Administrative Agent presently exist or are hereafter created or attached. Without the prior written consent of the Lenders, no Guarantor shall (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of Borrower.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent and the Lenders may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Administrative Agent and the Lenders may determine in their sole discretion.

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         11. Each Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by the Administrative Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Indebtedness or require suit against Borrower or others, whether arising under ss. 34.02 of the Texas
Business and Commerce Code, as amended (regarding its right to require Administrative Agent or Lenders to sue Borrower on accrued right of action following its written notice to Administrative Agent or Lenders), ss. 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Administrative Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

         12. In addition to any other waivers, agreements and covenants of Guarantors set forth herein, each Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of the Administrative Agent, its directors, officers, employees, representatives or agents in connection with the Administrative Agent's administration of the Guaranteed Indebtedness, except for the Administrative Agent's willful misconduct and gross negligence.

         13. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by any Agent or any Lender upon the insolvency, bankruptcy, or reorganization of Borrower, any Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

         14. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantors), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         15. This Guaranty is for the benefit of the Agents and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantors, but on each Guarantor's successors and assigns.

         16. Each Guarantor recognizes that the Agents and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agents and the Lenders in entering into the Loan Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

         17. This Guaranty is a Loan Document and, therefore, this Guaranty is subject to the applicable provisions of the Loan Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions in favor of the Lenders in the Loan Agreement.

         18. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting
(a) Borrower's ability to perform under the Loan Agreement and the other Loan Documents to which it is a party or (b) any collateral securing all or any part of the Guaranteed Indebtedness.

         19. In the event that any Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the signature page of this Guaranty, five days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         20. No delay on the part of the Administrative Agent in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by the appropriate parties in accordance with the Loan Agreement, and then only in the specific instance and for the purpose given.

     21. Nothing contained herein shall be construed as an obligation on the part of the Agents or the Lenders to extend or continue to extend credit to Borrower.

         22. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, each Guarantor and the Administrative Agent by its acceptance hereof agree that no Guarantor shall ever be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantors, the Agents, and the Lenders to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantors, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         23. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION CONSUMMATED AND PERFORMABLE IN TRAVIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         24. Each Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by the Agents or any Lender in connection with the enforcement or collection of this Guaranty.

         25. Guarantors (other than Prime RVC, Inc., which has not previously executed any guaranty of the Guaranteed Indebtedness) acknowledge that this Guaranty has been given in amendment, renewal, restatement and confirmation of Guarantor's obligations, covenants, and agreements contained in the Guaranty Agreements previously executed by certain Guarantors in favor of Administrative Agent and the Lenders, including, without limitation, those dated August 17, 1995, April 26, 1996, March 31, 1997, and April 20, 1998 (the "Previous
Guaranties"). Guarantors further confirm and agree that neither the execution of the Loan Agreement or any other Loan Document, nor the consummation of the transactions described therein, shall in any way affect the liability of certain Guarantors under the Previous Guaranties, and the obligations evidenced by the Previous Guaranties continue in full force and effect as modified, amended and restated by the terms contained herein.

         26. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTORS, THE AGENTS AND THE LENDERS WITH RESPECT TO GUARANTORS' GUARANTY OF THE GUARANTEED INDEBTEDNESS AND RESTATES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTORS, THE AGENTS AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN ANY GUARANTOR, THE AGENTS OR THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG GUARANTORS, THE AGENTS AND THE LENDERS.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGES FOLLOW.]

         EXECUTED as of the 31st day of January, 2000.

GUARANTORS:
----------

PROSTATHERAPIES, INC.,
a Delaware corporation
LITHOTRIPTORS, INC.,
a North Carolina corporation
FASTSTART, INC.,
a North Carolina corporation
NATIONAL LITHOTRIPTORS ASSOCIATION,
a North Carolina corporation
R.R. LITHO, INC.,
a Delaware corporation
OHIO LITHO, INC.,
a Delaware corporation
MEDTECH INVESTMENT, INC.,
a North Carolina corporation
PRIME MEDICAL OPERATING, INC.,
a Delaware corporation
PRIME MANAGEMENT, INC.,
a Nevada corporation
PRIME LITHOTRIPTER OPERATIONS, INC.,
a New York corporation
PRIME DIAGNOSTIC SERVICES, INC.,
a Delaware corporation
PRIME LITHOTRIPSY SERVICES, INC.,
a New York corporation
PRIME DIAGNOSTIC CORP. OF FLORIDA,
a Delaware corporation
SUN MEDICAL TECHNOLOGIES, INC.,
a California corporation
PRIME PRACTICE MANAGEMENT, INC.,
a New York corporation
PRIME CARDIAC REHABILITATION SERVICES,
INC., a Delaware corporation
ALABAMA RENAL STONE INSTITUTE, INC.,
an Alabama corporation
PRIME KIDNEY STONE TREATMENT, INC.,
a New Jersey corporation
SUN ACQUISITION, INC.,
a California corporation
EXECUTIVE MEDICAL ENTERPRISES, INC.,
a Delaware corporation
PRIME RVC, INC.,
a Delaware corporation


                            By: /s/ Teena E. Belcik
                                 Teena E. Belcik
                                 Treasurer

                         PRIME MEDICAL MANAGEMENT, L.P.,
                         a Delaware limited partnership

                           By:      Prime Medical Operating, Inc.,
                                    a Delaware corporation, its
                                    General Partner

                           By: /s/ Teena E. Belcik
                                      Teena E. Belcik
                                      Treasurer

                                               Address for Notices:

                                               1301 Capital of Texas Highway
                                               Suite C-300
                                               Austin, Texas 78746
                                               Attn: President
                                               Fax Number:  (512) 328-8510
                                               Telephone Number:  (512) 328-2892